UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2015

ARDELYX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36485	26-1303944
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

34175 Ardenwood Blvd., Suite 200

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 745-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD.

In June 2015, each of Michael Raab, President and Chief Executive Officer of Ardelyx, Inc. (“Ardelyx”), Jeremy Caldwell, EVP and Chief Scientific Officer of Ardelyx, David Rosenbaum, Senior Vice President, Drug Development of Ardelyx, Jeffrey Jacobs, Senior Vice President, Technical Operations of Ardelyx and Elizabeth Grammer, Vice President and General Counsel of Ardelyx entered into a written trading plan in accordance with Rule 10b5-1 of the Securities Act of 1934, as amended.

Mr. Raab’s plan authorizes the sale of up to 39,900 shares of common stock of Ardelyx and ends on December 31, 2015, unless terminated earlier. Dr. Caldwell’s plan authorizes the sale of shares of common stock purchased pursuant to the Ardelyx Employee Stock Purchase Plan and ends on September 5, 2015, unless terminated earlier. Dr. Rosenbaum’s plan authorizes the sale of up to 21,401 shares of common stock and ends on December 31, 2015, unless terminated earlier. Dr. Jacobs plan authorizes the sales of up to 33,000 shares of common stock and ends on December 31, 2015, unless terminated earlier. Ms. Grammer’s plan authorizes the sale of up to 12,250 plus shares of common stock plus shares purchased pursuant to the Ardelyx Employee Stock Purchase Plan and ends on September 19, 2015, unless terminated earlier.

Trades under the plans will not occur prior to the 30-day waiting period consistent with Ardelyx’s Insider Trading Compliance Policy. Reports of the details of actual sales under the plans will be filed by the appropriate plan participant in accordance with the Securities and Exchange Commission’s regulations. Each plan participant may from time to time buy or sell Ardelyx’s securities outside of such participant’s respective plan.

In addition, in June 2015, Peter Schultz, Co-founder and Director of Ardelyx, terminated early a 10b5-1 plan he entered into in December 2014.

Item 8.01	Other Events.

On July 14, 2015 at its R&D Investor Day in New York, NY, Ardelyx will present additional data from the Phase 2b clinical trial evaluating tenapanor for the treatment of hyperphosphatemia, the results of which were disclosed in February 2015. The additional data indicate that, in the Phase 2b trial, the observed effect of tenapanor on phosphate did not correlate with the observed rate of diarrhea. Additionally, Ardelyx noted that phosphate lowering was observed in some patients that did not have any diarrhea.

In addition, attached hereto as Exhibit 99.1 is updated disclosure about the business of Ardelyx and attached hereto as Exhibit 99.2 are updated risk factors contained in its period reports filed under the Securities Exchange Act of 1934, as amended, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Description of Business.

99.2	Risk Factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2015	ARDELYX, INC.

	By:	/s/ Mark Kaufmann

Mark Kaufmann
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Description of Business.

99.2	Risk Factors.